                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: August 25, 2000


                               CHASE FUNDING, INC.
            (formerly known as "Chemical Mortgage Securities, Inc.")
--------------------------------------------------------------------------------
                           (Exact Name of Registrant)


         New York                    333-64131                 13-3436103
----------------------------  ------------------------  ------------------------
(State or other jurisdiction  (Commission File Number)  (IRS Employer
of incorporation)                                       Identification No.)


             343 Thornall Street, Edison, NJ               08837
             ----------------------------------------   -------------
             (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (732) 205-0600

Item 5. Other Events:


         On or about 8/25/2000, Chase Funding, Inc. (the "Depositor") made the distributions to holders of its Mortgage Loan Asset-Backed Certificates, Series 1999-1, Series 1999-2, Series 1999-3, Series 1999-4, Series 2000-1 and Series
2000-2 contemplated by the applicable Pooling and Servicing Agreement for such Series (collectively, the "Pooling and Servicing Agreement").

         Copies of the Certificateholders' Report with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreement are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c). Exhibits

           Exhibits  Description
           --------  -----------

           20.1 Monthly Report with respect to the August 25, 2000 distribution

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  September 1, 2000

                                                     THE CHASE MANHATTAN BANK,
                                                     As Paying Agent, on behalf
                                                     of Chase Funding, Inc.


                                                     By: /s/ Andrew M. Cooper
                                                        -----------------------
                                                     Name:  Andrew M.Cooper
                                                     Title: Trust Officer

                     INDEX TO EXHIBITS
                     -----------------

Exhibit No.          Description
-----------          -----------
20.1                 Monthly Report with respect to the  distribution to
                     certificateholders on August 25, 2000.